INTERIM CONDENSED BALANCE SHEET - USD ($)	Mar. 31, 2021	Jun. 30, 2020
Current assets
Cash	$ 106,264	$ 81,872
Accounts receivable	1,150	150
Total current assets	107,414	82,022
Software	65,750	21,500
Total assets	173,164	103,522
Current liabilities
Accounts payable and accrued liabilities	36,890	15,554
Due to related parties	0	1,358
Convertible debts	84,169	0
Total liabilities	121,059	16,912
SHAREHOLDERS' EQUITY
Common shares, 50,000,000 shares authorized, $0.001 par value, 50,000,000 shares authorized $0.001 par value 13,400,236 shares issued and outstanding at March 31, 2021, 12,406,236 shares issued and outstanding at June 30, 2020	13,400	12,406
Additional paid in capital	520,183	175,906
Subscriptions receivable	(8,000)	(24,500)
Accumulated deficit	(473,478)	(77,202)
Total shareholders' equity	52,105	86,610
Total liabilities & shareholders' equity	$ 173,164	$ 103,522